AXA Equitable Life Insurance Company

SUPPLEMENT DATED MAY 29, 2007, TO THE EQUI-VEST(SM)
EMPLOYER-SPONSORED RETIREMENT PROGRAMS PROSPECTUS DATED MAY 1, 2007

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This Supplement modifies certain information in the prospectus dated May 1, 2007
(the "Prospectus") for EQUI-VEST(SM) Employer-Sponsored Retirement programs, deferred variable annuity contracts offered by AXA Equitable Life Insurance Company ("AXA Equitable"). AXA Equitable offers its EQUI-VEST(SM) Series 100 and 200 TSA contracts to participants in the TSA plan for the Detroit Board of Education. This Supplement describes the material differences between the Series 100 and 200 TSA plan for the Detroit Board of Education and the EQUI-VEST(SM) Series 100 and 200 TSA contracts described in the Prospectus. Terms in this Supplement have the same meaning as in the Prospectus.

o ANNUAL ADMINISTRATIVE CHARGE. The annual administrative charge is waived; therefore all references in the prospectus to "annual administrative charge" or "administrative charge" are deleted in their entirety.



















           FOR USE ONLY WITH DETROIT BOARD OF EDUCATION TSA CONTRACTS



    Copyright 2007. AXA Equitable Life Insurance Company 1290 Avenue of the
                        Americas New York, New York 10104
                                 (212) 554-1234
    All rights reserved. EQUI-VEST(SM) is a service mark of AXA Equitable Life
                               Insurance Company.


Form No. 888-1413                                             Catalog No. 138435
                                                                          x01685